SUMMARY PROSPECTUS
January 31, 2026
FMI Global Fund
Investor Class (Not Available for Purchase)
Institutional Class (Ticker Symbol: FMIGX)
Before you invest, you may want to review the FMI Global Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The current statutory Prospectus and Statement of Additional Information dated January 31, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.fmimgt.com/global-fund/. You can also get this information at no cost by calling 1-800-811-5311 or by sending an e-mail request to info@fmimgt.com.

A NO-LOAD MUTUAL FUND

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmifunds.com

Investment Objective: FMI Global Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class (Not Currently Offered)	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge	No Sales Charge

Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge	No Deferred Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge	No Sales Charge

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class (Not Currently Offered)		Institutional Class
Management Fees		0.70%		0.70%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses(1)		2.92%		2.77%
Shareholder Servicing Fees	0.15%		None
Remaining Other Expenses	2.77%		2.77%
Total Annual Fund Operating Expenses		3.62%		3.47%
Fee Waiver and/or Expense Reimbursement(2)		-2.62%		-2.57%
Net Annual Fund Operating Expenses		1.00%		0.90%

(1)    Other Expenses for the Investor Class are estimated as the Investor Class had not launched as of the date of this Prospectus.
(2)    The Fund’s investment adviser has contractually agreed in the investment advisory agreement and operating expenses limitation agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Investor Class shares of the Fund and 1.65% of the average daily net assets of the Institutional Class shares of the Fund. The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days prior written notice, and is subject to renewal on a yearly basis. The operating expenses limitation agreement may only be terminated by the Fund’s Board of Directors. In addition, the investment adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% of the Investor Class shares (currently not available for purchase) and 0.90% of the Institutional Class shares at least through January 31, 2027, which agreement may only be terminated by the Fund’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to net annual fund operating expenses for the first year and total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$102	$865	$1,650	$3,708
Institutional Class	$92	$825	$1,582	$3,576
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period December 31, 2024 (commencement of operations) through September 30, 2025, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of global companies (U.S. and non-U.S. companies). The Fund normally invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), and exchange-traded funds (“ETFs”). U.S. companies are companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States in predominantly developed markets, although the Fund may also invest in emerging markets. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. If the Fund’s investment adviser deems market conditions less favorable for non-U.S. companies, the Fund could invest less than 40%, but would invest at least 30% of its assets in non-U.S. companies.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
With the Fund’s investments limited in number, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular global benchmarks. The Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:
•A strong, defendable market niche or products and services niche that is difficult to replicate
•A high degree of relative recurring revenue
•Modestly priced products or services
•Attractive return on investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)
•Above average growth or improving profitability prospects
The Fund considers valuation:
•On both an absolute and relative to the market basis
•Utilizing both historical and prospective analysis
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:
•The security has achieved its value potential
•Such sale is necessary for portfolio diversification
•Changing fundamentals signal a deteriorating value potential
•Other securities have a better value potential
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:
•Stock Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The risk of trade disputes with other countries, the possibility of changes to some international trade agreements, and government or regulatory actions, including the imposition of tariffs or other protectionist actions, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
•Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. Different investment styles shift in and out of favor depending on market conditions and investor sentiment, and from time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer. And the Fund’s underweight or overweight positions in certain sectors relative to its benchmark may materially affect its relative performance.
•Foreign Securities Risk: Stocks of non-U.S. companies (whether held directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, as the positions are not hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S., a rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. The Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”
•Emerging Market Risk: Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
•Geographic Concentration Risk: Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.
•Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.
•Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•New Fund Risk: The Fund is a recently organized and has a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors may determine to liquidate the Fund.
•Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. There can be no assurance that any large shareholder would not redeem its investment, or that the size of the Fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative effect on the Fund. The need to meet such redemptions also could cause the Fund to increase its cash holdings, diluting its investment returns.
•RIC Qualification Risk: It is intended that the Fund will qualify as a regulated investment company (a “RIC”) under Subchapter M of the U.S. Tax Code. To qualify and remain eligible for the special U.S. federal income tax treatment accorded to a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.
•Changes in Tax Laws: Tax law is subject to change, possibly with retroactive effect, or to different interpretations, and such changes or interpretations could adversely affect the Fund. For example, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The recently enacted One Big Beautiful Bill Act made significant other changes to the U.S. Internal Revenue

Code of 1986, as amended, including permanent reductions to tax rates and disallowance of deductions, that will materially impact funds and their investors. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Class from year to year and how the average annual returns of the Fund’s Institutional Class from year to year compared to the performance of the Morgan Stanley Capital International World® Index (“MSCI World®”) and the Morgan Stanley Capital International All Country World® Index (“MSCI ACWI®”). No performance information is available for the Investor Class shares since that class is currently not available for purchase. For additional information on the benchmarks, please see “Benchmark Descriptions” in the Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available on the Fund’s website, www.fmimgt.com/current-performance/, or by calling toll-free at 1-800-811-5311.
FMI Global Fund– Institutional Class
(Annual total return as of 12/31)
During the one-year period shown on the bar chart, the highest total return for the Fund’s Institutional Class shares for a quarter was 5.55% (quarter ended June 30, 2025) and the lowest total return for a quarter was -0.05% (quarter ended September 30, 2025). The inception date of the Fund was December 31, 2024.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class shares only and there are no after-tax returns for Investor Class shares since the Class is currently not available for purchase.

Average Annual Total Returns (for the period ended December 31, 2025)		Since Institutional Class Inception (December 31, 2024)
	One Year
FMI Global Fund– Institutional Class
Return before taxes	5.45%	5.45%
Return after taxes on distributions	5.14%	5.14%
Return after taxes on distributions and sale of Fund shares	3.59%	3.59%
MSCI World® Index (reflects no deduction for fees, expenses or taxes)	N/A	21.09%
MSCI ACWI® Index (reflects no deduction for fees, expenses or taxes)	N/A	22.34%
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
John S. Brandser	President and Chief Executive Officer	31
Jonathan T. Bloom, CFA®	Chief Investment Officer	16
Benjamin D. Karek, CFA®	Director of Research	9
Matthew T. Sullivan, CFA®	Research Analyst	13
Jordan S. Teschendorf, CFA®	Research Analyst	11
Dain C. Tofson, CFA®	Research Analyst	6
Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $2,500 for Investor Class shares (when offered) and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

You may redeem and purchase Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund Investor Class and/or Institutional Class shares: through the mail (FMI Global Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to redeem or purchase Investor Class (when offered) and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.